EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. §1350, AS ADOPTED
PURSUANT TO §906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Spire Corporation (the “Company”) on Form 10-K (the “Report”) for the year ended December 31, 2009 as filed with the Securities and Exchange Commission on the date hereof, I, Christian Dufresne, Chief Financial Officer and Treasurer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 31, 2010	By:	/s/ Christian Dufresne
Christian Dufresne
Chief Financial Officer and Treasurer
(Principal Financial Officer)